                                                                               .
                                                                               .
                                                                               .

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                TOP FIVE PORTFOLIO INDUSTRIES       5
                             TOP TEN HOLDINGS       5
                         CURRENT DISTRIBUTION       6
              Q&A WITH YOUR PORTFOLIO MANAGER       7
                            GLOSSARY OF TERMS      10
                      A FOCUS ON SENIOR LOANS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      23
                NOTES TO FINANCIAL STATEMENTS      28

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      35
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

JANUARY'S ECONOMIC DATA BORE A STRIKING RESEMBLANCE TO THE PREVIOUS 12 MONTHS:
CONSUMERS SPENT, BUSINESSES EXHIBITED GUARDED OPTIMISM, AND GEOPOLITICAL RISKS DOMINATED THE DAILY HEADLINES.

CONSUMER SPENDING, ALTHOUGH OFF FROM HOLIDAY LEVELS, EDGED SLIGHTLY ABOVE EXPECTATIONS. ZERO PERCENT FINANCING AND PRICE MARKDOWNS GENERATED ACTIVITY, WHILE LOW INTEREST RATES CONTINUED TO SPUR CONSUMER SPENDING IN THE AUTOMOTIVE AND HOUSING INDUSTRIES. DESPITE THEIR WILLINGNESS TO SPEND, CONSUMERS' CONFIDENCE FALTERED IN JANUARY AS THE CONSUMER CONFIDENCE INDEX HOVERED NEAR MULTI-YEAR LOWS.

BUSINESS SPENDING FOR THE MONTH ALSO IMPROVED, REGISTERING A SLIGHT INCREASE FROM LEVELS SEEN DURING THE SECOND HALF OF 2002. EQUALLY ENCOURAGING, THE MANUFACTURING SECTOR CONTINUED THE EXPANSION THAT BEGAN AT THE END OF 2002'S THIRD QUARTER.

YET, BY THE END OF JANUARY 2003, THE NEAR-TERM DIRECTION OF THE ECONOMY WAS JUST AS UNCERTAIN AS IT WAS AT THE BEGINNING OF THE MONTH. THE FEDERAL RESERVE OPEN MARKET COMMITTEE, WHICH CHOSE TO MAINTAIN ITS CURRENT MONETARY POLICY, STATED AS MUCH. IN A STATEMENT EXPLAINING ITS CURRENT POLICY, THE COMMITTEE SUGGESTED ONCE GEOPOLITICAL FACTORS SUBSIDE, THE ECONOMIC CLIMATE SHOULD IMPROVE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                             1.1%
Mar 01                                                                            -0.6%
Jun 01                                                                            -1.6%
Sep 01                                                                            -0.3%
Dec 01                                                                             2.7%
Mar 02                                                                             5.0%
Jun 02                                                                             1.3%
Sep 02                                                                             4.0%
Dec 02                                                                             1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(January 31, 2001--January 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 01                                                                       5.5                               3.7
                                                                             5.5                               3.5
                                                                             5.0                               2.9
Apr 01                                                                       4.5                               3.3
                                                                             4.0                               3.6
                                                                            3.75                               3.2
Jul 01                                                                      3.75                               2.7
                                                                             3.5                               2.7
                                                                             3.0                               2.6
Oct 01                                                                       2.5                               2.1
                                                                             2.0                               1.9
                                                                            1.75                               1.6
Jan 02                                                                      1.75                               1.1
                                                                            1.75                               1.1
                                                                            1.75                               1.5
Apr 02                                                                      1.75                               1.6
                                                                            1.75                               1.2
                                                                            1.75                               1.1
Jul 02                                                                      1.75                               1.5
                                                                            1.75                               1.8
                                                                            1.75                               1.5
Oct 02                                                                      1.75                               2.0
                                                                            1.25                               2.2
                                                                            1.25                               2.4
Jan 03                                                                      1.25                               2.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2003)

-----------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
-----------------------------------------------------------------------
Six-month total return(1)                                    -2.31%
-----------------------------------------------------------------------
One-year total return(1)                                     -2.96%
-----------------------------------------------------------------------
Life-of-Fund average annual total return(1)                   0.30%
-----------------------------------------------------------------------
Commencement date                                           3/27/98
-----------------------------------------------------------------------
Distribution rate(2)                                          4.18%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value                                               $7.40
-----------------------------------------------------------------------
Six-month high net asset value (08/01/02)                     $7.76
-----------------------------------------------------------------------
Six-month low net asset value (10/31/02)                      $7.36
-----------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $7.38 and the current monthly dividend of $.0257 per share as of January 24, 2003.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing. Please consult a prospectus for more information.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--January 31, 2003)

Automotive                                                   7.7%
---------------------------------------------------------------------
Printing and Publishing                                      6.2%
---------------------------------------------------------------------
Medical Products & Services                                  6.1%
---------------------------------------------------------------------
Beverage, Food & Tobacco                                     6.1%
---------------------------------------------------------------------
Healthcare                                                   5.9%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--January 31, 2003)

Rite Aid Corp.                                               2.7%
---------------------------------------------------------------------
Safelite Glass Corp.                                         2.7%
---------------------------------------------------------------------
Kindred Healthcare, Inc.                                     2.6%
---------------------------------------------------------------------
Barjan Products, LLC                                         2.1%
---------------------------------------------------------------------
Aspen Marketing Group                                        2.0%
---------------------------------------------------------------------
Quorum Broadcasting, Inc.                                    1.9%
---------------------------------------------------------------------
Vutek, Inc.                                                  1.9%
---------------------------------------------------------------------
Nextel Finance Co.                                           1.9%
---------------------------------------------------------------------
Ispat Inland                                                 1.8%
---------------------------------------------------------------------
Haights Cross Communications, LLC                            1.8%
---------------------------------------------------------------------

* Excludes short-term investments

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

CURRENT DISTRIBUTION

(April 24, 1998--January 31, 2003)

[INVESTMENT PERFORMANCE GRAPH]

                                                                 SENIOR FLOATING RATE FUND            3-MONTH TREASURY BILL*
                                                                 -------------------------            ----------------------
4/98                                                                        3.90                               4.97
                                                                            6.59                               5.01
                                                                            6.58                               5.08
                                                                            6.57                               5.07
                                                                            6.57                               4.83
                                                                            6.57                               4.36
                                                                            6.32                               4.32
                                                                            6.06                               4.48
                                                                            6.07                               4.45
1/99                                                                        6.05                               4.45
                                                                            6.03                               4.67
                                                                            6.52                               4.48
                                                                            6.52                               4.54
                                                                            6.53                               4.63
                                                                            6.52                               4.78
7/99                                                                        6.52                               4.75
                                                                            6.89                               4.97
                                                                            6.89                               4.85
                                                                            6.91                               5.09
                                                                            6.91                               5.30
                                                                            6.91                               5.33
1/00                                                                        7.39                               5.69
                                                                            7.45                               5.78
                                                                            7.84                               5.87
                                                                            7.88                               5.83
                                                                            7.93                               5.62
                                                                            7.98                               5.85
7/00                                                                        8.02                               6.22
                                                                            8.04                               6.31
                                                                            8.39                               6.21
                                                                            8.44                               6.39
                                                                            8.58                               6.20
                                                                            8.77                               5.89
1/01                                                                        8.91                               4.99
                                                                            9.04                               4.86
                                                                            8.40                               4.29
                                                                            7.91                               3.88
                                                                            7.52                               3.62
                                                                            7.33                               3.66
7/01                                                                        7.10                               3.52
                                                                            6.61                               3.37
                                                                            6.09                               2.37
                                                                            5.84                               2.01
                                                                            5.30                               1.73
                                                                            4.81                               1.72
1/02                                                                        4.51                               1.76
                                                                            4.29                               1.76
                                                                            4.29                               1.78
                                                                            4.49                               1.77
                                                                            4.64                               1.73
                                                                            4.64                               1.68
7/02                                                                        4.69                               1.69
                                                                            4.76                               1.67
                                                                            4.76                               1.55
                                                                            4.89                               1.45
                                                                            4.64                               1.21
                                                                            4.32                               1.19
1/03                                                                        4.18                               1.17

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

*Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR
FLOATING RATE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JANUARY 31, 2003. HOWARD TIFFEN, MANAGING DIRECTOR, IS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND. MR. TIFFEN HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1967. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The environment for the senior
loan asset class has not been favorable over the past six months. There were several cross-currents affecting the market, with the single greatest factor being flat corporate performance. Corporations have been largely unable to produce revenue or profit growth as the economy has been stagnant. Financial malaise was compounded by the damaging series of corporate governance scandals that further undermined investor confidence. Default rates reflected this environment by climbing to near-record levels in the second half of 2002.

    This difficult environment had a clear effect on corporations' ability to raise capital in the markets. Issuance was quite weak until the end of the period, with activity improving somewhat in January. While investors appeared to put much of the corporate scandals behind them at that point, the lack of corporate earning power continued to dampen investors' enthusiasm.

    For the six months ended January 31, 2003, the fund produced a total return of -2.31 percent based on net asset value. This reflects a decline in net asset value from $7.75 per share on July 31, 2002, to $7.40 per share on January 31, 2003. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The return above does not reflect the imposition of any sales charges, and includes the reinvestment of dividends and capital gains. If sales charges were included, the return would be lower. Investment return and principal value will fluctuate and fund shares, when tendered, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT KINDS OF SECURITIES DOES
    THE FUND INVEST IN?

A   The fund invests in senior secured
loans made to companies by large banks; borrowers such as these also issue debt in the high yield bond markets. The banks then sell the loans to institutional investors such as mutual funds. The loans have several key features that make them attractive investments. The first of these is their place on the capital structure. Senior secured loans are at the very top of the capital structure, which means that they will be entitled to repayment before any subordinated debt, preferred stock or equity. They are also protected by covenants and are backed by specific collateral. As a result of this protection, they tend to carry credit ratings roughly one to two levels higher than high yield bonds of the same borrower in those cases where the loans are rated (which is roughly 60% of the time).

    The structure of these loans gives loan-holders greater influence over the issuer in the event of financial difficulties relative to other investors in the capital structure. For example, loan-holders can invoke covenants to bring an issuing company to the table to discuss restructuring. Restructuring can take the form of asset sales, the issuance of new junior non-interest-bearing debt, or other measures that can benefit both the company and its lenders.

    The other major benefit to investors in senior loans is that the loans' coupons are floating rate. They are generally structured to offer a yield premium over LIBOR, which means that their coupon rate floats with short-term market rates as they change. As a result, unlike traditional bonds, senior secured loans tend to increase in value as interest rates rise.

Q   WHAT STRATEGIES DID YOU USE IN
    MANAGING THE FUND?

A   Given the uncertainties plaguing
the economy and financial markets, we chose to pursue a fairly conservative series of strategies in order to try to protect shareholder capital while maintaining the portfolio's yield. In our purchasing activity, we focused on companies with relatively low fixed costs that we believe are more likely to be somewhat shielded from the effects of the slow economy. This strategy led us to avoid companies in sectors such as chemicals and refining that have large fixed costs and are reliant on rising prices for much of their growth.

    In keeping with our long-term strategy, we also continued to emphasize management strength in the companies in the fund's portfolio. One of the most unfortunate lessons of the late 1990s was that many management teams that appeared to be stars were in fact bailed out of bad decisions by overall growth. Now that the economic environment is more challenging, we believe it is even more important to find management teams that understand how to operate in a low-growth, low-inflation environment.

    Finally, we moved to try to protect the portfolio from unanticipated volatility in the market by trading out of many of its lower-coupon securities.

We reinvested the proceeds of those sales in securities with slightly higher coupons that our analysis indicated offered greater return potential relative to their risk.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   We anticipate that growth will
continue to be restrained over the coming months. While it is impossible to identify the precise date, interest rates are likely to begin to rise, though not until economic activity picks up significantly. Even with moderate growth, however, default activity is likely to trend back toward historical norms. In fact, much of the surge in defaults was caused by "fallen angels" such as WorldCom and Qwest that overwhelmed the usual statistics. Since their fall, default rates have begun what appears to be a decline back to normal levels. In this environment, we will continue to focus on earning the highest possible risk-adjusted returns consistent with the preservation of capital.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT-QUALITY RISK: The possibility that a debt issuer will fail to pay the debt's principal or interest in a timely manner.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

LONDON INTERBANK OFFERED RATE (LIBOR): The interest rate the largest international banks charge each other for loans.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

SECONDARY MARKET: Where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt instruments that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, so this status is not a guarantee that monies to which the investor is entitled will in fact be paid.

A FOCUS ON SENIOR LOANS

    The Senior Floating Rate Fund invests primarily in adjustable rate senior loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the fund's management team, are important to the integrity of the fund's portfolio. These are highlighted below. For more details, please refer to the prospectus.

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the fund is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the fund's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the fund's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the fund's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the fund invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the fund's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the fund may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, up to 20 percent of its assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated and pay principal and interest in U.S. dollars. Please consult the prospectus for more information.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  88.2%
            AEROSPACE/DEFENSE  1.7%
 $ 3,647    DeCrane Aircraft Holdings,
            Inc., Term Loan........... B2        B+           09/30/05         $  2,963,176
   1,079    DRS Technologies, Inc.,
            Term Loan................. Ba3       BB-          09/30/08            1,085,990
   1,144    Integrated Defense
            Technologies, Inc., Term
            Loan...................... Ba3       BB-          03/04/08            1,135,300
                                                                               ------------
                                                                                  5,184,466
                                                                               ------------
            AUTOMOTIVE  6.9%
   2,264    AMCAN Consolidate
            Technologies, Inc., Term
            Loan...................... NR        NR           03/28/07            2,161,948
     681    Breed Technologies, Inc.,
            Term Loan (h)............. NR        NR           12/20/04              643,859
   2,151    Citation Corp., Term
            Loan...................... NR        B+           12/01/07            1,892,813
   4,850    Federal-Mogul Corp., Term
            Loan (b).................. NR        NR           02/24/04            4,801,500
   4,357    Metalforming Technologies,
            Inc., Term Loan........... NR        NR           06/30/06            2,614,049
   2,678    MetoKote Corp., Term
            Loan...................... B1        B+           11/14/05            2,641,531
   5,723    Safelite Glass Corp., Term
            Loan...................... NR        NR           09/30/07            5,551,598
     246    Stoneridge, Inc., Term
            Loan...................... Ba3       BB-          04/30/08              245,942
                                                                               ------------
                                                                                 20,553,240
                                                                               ------------
            BEVERAGE, FOOD & TOBACCO  6.1%
   1,853    Agrilink Foods, Inc., Term
            Loan...................... Ba3       B+           06/30/08            1,857,131
   1,161    Aurora Foods, Inc., Term
            Loan...................... B2        B-           09/30/06            1,029,368
   2,945    Commonwealth Brands, Inc.,
            Term Loan................. NR        NR           08/28/07            2,940,981

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $   917    Dean Foods Co., Term
            Loan...................... Ba2       BB+          07/15/08         $    917,933
   2,487    Doane Pet Care Co., Term
            Loan...................... B2        B+     12/31/05 to 12/31/06      2,389,913
   1,245    Hartz Mountain Corp., Term
            Loan...................... B1        NR           12/31/07            1,248,180
   1,931    Land O' Lakes, Inc., Term
            Loan...................... B1        BB           10/10/08            1,796,223
   1,328    Mafco Worldwide Corp.,
            Term Loan................. NR        NR           03/31/06            1,314,240
     989    Otis Spunkmeyer, Inc.,
            Term Loan................. B1        B+           01/21/09              984,929
   1,509    Pinnacle Foods, Inc., Term
            Loan...................... Ba3       BB-          05/22/08            1,509,398
   1,094    Southern Wine & Spirits of
            America, Inc., Term
            Loan...................... NR        NR           07/02/08            1,097,603
   1,056    Swift & Co., Term Loan.... Ba2       BB           09/19/08            1,060,137
                                                                               ------------
                                                                                 18,146,036
                                                                               ------------
            BROADCASTING--CABLE  1.4%
   3,510    Charter Communications
            Operating, LLC, Term
            Loan...................... B2        B      03/18/08 to 09/18/08      2,962,205
   1,680    Olympus Cable Holdings,
            LLC, Term Loan (b)........ NR        NR           09/30/10            1,359,540
                                                                               ------------
                                                                                  4,321,745
                                                                               ------------
            BROADCASTING--DIVERSIFIED  0.7%
     955    Comcorp Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03              821,343
     335    Hughes Electronics Corp.,
            Term Loan................. Ba3       BB           08/31/03              335,397
   1,000    White Knight Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03              860,000
                                                                               ------------
                                                                                  2,016,740
                                                                               ------------
            BROADCASTING--TELEVISION  1.9%
   6,495    Quorum Broadcasting, Inc.,
            Term Loan................. NR        NR           12/31/04            5,699,121
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BUILDINGS & REAL ESTATE  2.0%
 $ 3,113    Builders FirstSource,
            Inc., Term Loan........... NR        BB-          12/30/05         $  2,941,609
     689    The Macerich Co., Term
            Loan...................... NR        NR           07/26/05              689,501
   1,791    Ventas, Inc., Term Loan... NR        NR           04/17/07            1,784,284
     446    Ventas, Inc., Revolving
            Credit Agreement.......... NR        NR           04/17/05              422,650
                                                                               ------------
                                                                                  5,838,044
                                                                               ------------
            CHEMICALS, PLASTICS & RUBBER  4.4%
   2,447    CP Kelco ApS, Term Loan... B3        B+     03/31/08 to 09/30/08      2,354,405
   5,562    Huntsman Corp., Term
            Loan...................... B3        B+           03/31/07            4,677,103
   1,000    Huntsman ICI Chemicals,
            LLC, Term Loan............ B2        B+           06/30/08              982,778
   1,000    Lyondell Chemical Co.,
            Term Loan................. Ba3       BB           05/17/06            1,001,136
   1,000    Messer Griesheim, Term
            Loan...................... Ba2       BB     04/27/09 to 04/27/10      1,005,625
   2,403    Nutrasweet Acquisition
            Corp., Term Loan.......... Ba3       NR     05/25/07 to 05/25/09      2,397,579
     518    West American Rubber Co.,
            LLC, Term Loan............ NR        NR           11/09/03              518,421
                                                                               ------------
                                                                                 12,937,047
                                                                               ------------
            CONSTRUCTION MATERIAL  0.5%
     866    Dayton Superior Corp.,
            Term Loan................. B2        B+           06/02/08              855,425
   5,343    Flextek Components, Inc.,
            Term Loan (a) (j)......... NR        NR           08/31/03                    0
     533    National Waterworks, Inc.,
            Term Loan................. B1        BB-          11/22/09              537,500
                                                                               ------------
                                                                                  1,392,925
                                                                               ------------
            CONTAINERS, PACKAGING & GLASS  2.1%
   4,861    Applied Tech Management
            Corp., Term Loan.......... B1        NR           07/31/05            4,010,554
   1,000    Dr. Pepper/Seven Up
            Bottling Group, Inc., Term
            Loan...................... NR        NR           10/07/06              965,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $   867    Owens-Illinois, Inc., Term
            Loan...................... B1        BB           03/31/04         $    862,024
     387    Pliant Corp., Term Loan... B2        B+           05/31/08              383,028
                                                                               ------------
                                                                                  6,220,606
                                                                               ------------
            DIVERSIFIED MANUFACTURING  0.7%
   2,054    Mueller Group, Inc., Term
            Loan...................... B1        B+           05/31/08            2,050,185
                                                                               ------------

            ECOLOGICAL  2.1%
   5,095    Allied Waste North
            America, Inc., Term
            Loan...................... Ba3       BB     07/21/05 to 07/21/07      5,070,318
     120    Allied Waste North
            America, Inc., Revolving
            Credit Agreements......... Ba3       BB           02/28/03              114,840
   1,100    Casella Waste Systems,
            Inc., Term Loan........... B1        BB-          05/11/07            1,107,334
                                                                               ------------
                                                                                  6,292,492
                                                                               ------------

            ELECTRONICS  4.3%
   2,560    Audio Visual Services
            Corp., Term Loan.......... NR        NR     03/04/04 to 03/04/06      2,451,566
     350    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement................. Baa2      BBB+         05/26/03              349,562
   2,991    Dynamic Details, Inc.,
            Term Loan................. B3        NR           04/22/05            2,168,123
   2,260    Kinetic Group, Inc., Term
            Loan...................... B1        NR           02/28/06            2,090,881
     992    Semiconductor Components
            Industries, LLC, Term
            Loan...................... B2        B      08/04/06 to 08/04/07        890,320
   4,643    Stratus Technologies,
            Inc., Term Loan........... NR        NR           02/26/05            3,737,961
   1,820    Viasystems, Inc., Term
            Loan...................... B3        D            09/30/08            1,230,675
                                                                               ------------
                                                                                 12,919,088
                                                                               ------------
            ENTERTAINMENT & LEISURE  2.7%
     790    Carmike Cinemas, Inc.,
            Term Loan................. NR        NR           01/15/07              781,717
   2,570    Fitness Holdings
            Worldwide, Inc., Term
            Loan...................... NR        B      11/02/06 to 11/02/07      2,499,151

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 4,000    Metro-Goldwyn-Mayer, Inc.,
            Term Loan................. NR        NR           06/30/08         $  3,982,500
     993    Panavision, Inc., Term
            Loan...................... Caa1      CCC          03/31/05              849,194
                                                                               ------------
                                                                                  8,112,562
                                                                               ------------
            FINANCE  0.5%
   3,676    Outsourcing Solutions,
            Term Loan (a)............. Caa1      NR           06/10/06            1,571,335
                                                                               ------------

            GROCERY  0.2%
     515    Fleming Cos., Inc., Term
            Loan...................... Ba3       BB           06/18/08              504,889
                                                                               ------------

            HEALTHCARE  4.9%
   2,244    Community Health Systems,
            Inc., Term Loan........... NR        NR           07/16/10            2,237,011
   2,466    Genesis Health Ventures,
            Inc., Term Loan........... Ba3       BB-    03/31/07 to 04/02/07      2,461,360
     974    InteliStaf Group, Inc.,
            Term Loan................. NR        NR           10/31/07              971,645
   7,190    Kindred Healthcare, Inc.,
            Term Loan................. NR        NR           04/13/08            6,902,064
   1,875    Medical Staffing Network
            Holdings, Inc., Term
            Loan...................... NR        NR           10/26/06            1,866,797
                                                                               ------------
                                                                                 14,438,877
                                                                               ------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.1%
     873    Brown Jordan
            International, Inc., Term
            Loan...................... B1        B            03/31/06              816,260
     439    Formica Corp., Term Loan
            (b)....................... NR        NR           04/30/06              395,261
   2,463    Imperial Home Decor Group,
            Inc., Term Loan (e)....... NR        NR           04/04/06              110,822
     752    Sleepmaster, LLC, Term
            Loan (b).................. NR        NR           12/31/06              725,736
   1,423    Targus Group
            International, Inc., Term
            Loan...................... NR        NR           08/31/06            1,259,684
                                                                               ------------
                                                                                  3,307,763
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HOTELS, MOTELS, INNS & GAMING  2.7%
 $ 2,825    Aladdin Gaming, LLC, Term
            Loan (a) (b).............. NR        NR           08/26/06         $  2,253,298
   1,500    Scientific Games Corp.,
            Term Loan................. Ba3       BB-          12/31/08            1,500,938
   5,186    Wyndham International,
            Inc., Term Loan........... NR        B-     06/30/04 to 06/30/06      4,169,382
                                                                               ------------
                                                                                  7,923,618
                                                                               ------------
            INSURANCE  2.4%
   4,775    Brera GAB Robins, Inc.,
            Term Loan................. NR        NR           12/31/05            4,058,750
   2,948    Fund American Cos., Inc.,
            Term Loan................. Baa2      BBB-         03/31/07            2,935,527
                                                                               ------------
                                                                                  6,994,277
                                                                               ------------
            MACHINERY  3.0%
   3,370    Ashtead Group, PLC, Term
            Loan...................... NR        NR           06/01/07            3,117,059
   4,107    Gleason Corp., Term Loan.. NR        NR           02/18/08            4,104,245
   2,214    SWT Finance B.V., Term
            Loan...................... NR        NR           09/30/05            1,605,281
                                                                               ------------
                                                                                  8,826,585
                                                                               ------------
            MEDICAL PRODUCTS & SERVICES  5.2%
   1,752    Alliance Imaging, Inc.,
            Term Loan................. B1        B+           06/10/08            1,728,371
   2,000    Dade Behring, Inc., Term
            Loan...................... B1        B+     10/01/08 to 10/03/10      1,990,000
   2,643    National Medical Care,
            Inc., Term Loan........... Ba1       BB+          09/30/03            2,639,554
   4,826    National Nephrology
            Associates, Inc., Term
            Loan...................... B1        B+           12/31/05            4,789,562
   1,562    Rotech Healthcare, Inc.,
            Term Loan................. Ba2       BB           03/31/08            1,564,914
   2,622    Unilab Corp., Term Loan... B1        BB-          11/23/06            2,628,990
                                                                               ------------
                                                                                 15,341,391
                                                                               ------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.8%
   8,504    Ispat Inland, Term Loan... Caa1      B-     07/16/05 to 07/16/06      5,325,188
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            NATURAL RESOURCES  1.8%
 $ 5,000    Ocean Rig ASA--(Norway),
            Term Loan................. NR        NR           06/01/08         $  4,425,000
     895    Tesoro Petroleum Corp.,
            Term Loan................. Ba3       BB           12/31/07              828,255
                                                                               ------------
                                                                                  5,253,255
                                                                               ------------
            NON-DURABLE CONSUMER PRODUCTS  0.9%
   7,667    American Marketing
            Industries, Inc., Term
            Loan (a).................. NR        NR           04/01/04            1,916,772
     787    American Safety Razor Co.,
            Term Loan................. B1        B-           04/30/07              717,738
                                                                               ------------
                                                                                  2,634,510
                                                                               ------------
            PAPER & FOREST PRODUCTS  0.3%
     983    Port Townsend Paper Corp.,
            Term Loan................. NR        NR           03/16/07              810,562
                                                                               ------------

            PERSONAL & MISCELLANEOUS SERVICES  3.1%
   9,720    Aspen Marketing Group,
            Term Loan (a) (f)......... NR        NR           09/30/04            5,832,000
   1,598    Iron Mountain, Inc., Term
            Loan...................... Ba3       BB           02/15/08            1,603,229
     715    Stewart Enterprises, Inc.,
            Term Loan................. Ba3       BB           06/29/06              718,798
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (e)....... NR        NR           05/31/05            1,205,610
                                                                               ------------
                                                                                  9,359,637
                                                                               ------------
            PHARMACEUTICALS  1.6%
   1,985    Caremark Rx, Inc., Term
            Loan...................... Ba2       BB+          03/31/06            1,986,654
   2,743    MedPointe, Inc., Term
            Loan...................... B1        B            09/30/08            2,651,896
                                                                               ------------
                                                                                  4,638,550
                                                                               ------------
            PRINTING & PUBLISHING  6.3%
   1,469    CommerceConnect Media,
            Inc., Term Loan........... NR        NR           12/31/07            1,409,977
   5,761    Haights Cross
            Communications, LLC, Term
            Loan...................... B2        B+           12/10/06            5,322,081
   1,395    Liberty Group Operating,
            Inc., Term Loan........... B1        B            03/31/07            1,393,534

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 1,419    Payment Processing
            Solutions, Inc., Term
            Loan...................... NR        NR           06/30/05         $  1,408,559
     935    PRIMEDIA, Inc., Term
            Loan...................... NR        B            06/30/09              884,367
   1,790    The Reader's Digest
            Association, Inc., Term
            Loan...................... Baa3      BB+    05/21/07 to 05/20/08      1,759,707
   5,713    Vutek, Inc., Term Loan.... B1        NR           07/31/07            5,541,509
     959    Ziff-Davis Media, Inc.,
            Term Loan................. B3        CCC-         03/31/07              819,669
                                                                               ------------
                                                                                 18,539,403
                                                                               ------------
            RESTAURANTS & FOOD SERVICE  0.3%
     995    Domino's, Inc., Term
            Loan...................... Ba3       BB-          06/30/08              997,799
                                                                               ------------

            RETAIL--OIL & GAS  2.8%
   7,248    Barjan Products, LLC, Term
            Loan...................... NR        NR           05/31/06            6,341,586
   1,925    The Pantry, Inc., Term
            Loan...................... B1        B+           01/31/06            1,899,537
                                                                               ------------
                                                                                  8,241,123
                                                                               ------------
            RETAIL--SPECIALTY  0.6%
   1,821    Jostens, Inc., Term
            Loan...................... B1        BB-          12/31/09            1,823,962
                                                                               ------------

            RETAIL--STORES  2.7%
   8,210    Rite Aid Corp., Term
            Loan...................... B2        BB-          06/27/05            8,086,620
                                                                               ------------

            TECHNOLOGY  0.5%
   1,493    The Titan Corp., Term
            Loan...................... Ba3       BB-          06/30/09            1,492,500
                                                                               ------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.1%
   1,522    Broadwing, Inc., Term
            Loan...................... B1        B-     11/09/04 to 06/28/07      1,435,631
   2,777    Orius Corp., Term Loan.... Caa2      NR     01/23/09 to 01/23/10        762,904
   1,389    Orius Corp., Revolving
            Credit Agreement.......... Caa2      NR           01/23/05            1,076,238
                                                                               ------------
                                                                                  3,274,773
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--WIRELESS  3.3%
 $ 4,748    BCP SP Ltd., Term Loan (a)
            (f) (k)................... NR        NR     03/31/02 to 03/31/05   $  1,424,454
   1,000    Cricket Communications,
            Inc., Term Loan (a)....... NR        NR           06/30/07              242,500
   1,333    Crown Castle International
            Corp., Term Loan.......... Ba3       B-           03/15/08            1,273,519
   5,875    Nextel Finance Co., Term
            Loan...................... Ba3       BB-    06/30/08 to 12/31/08      5,526,054
     192    Nextel Partners, Inc.,
            Term Loan................. B1        B-           07/29/08              175,641
   1,330    Spectrasite
            Communications, Inc., Term
            Loan...................... B3        CC           12/31/07            1,187,731
                                                                               ------------
                                                                                  9,829,899
                                                                               ------------
            TEXTILES & LEATHER  0.6%
   1,668    Norcross Safety Products,
            LLC, Term Loan............ B1        NR           09/30/04            1,659,676
                                                                               ------------

            TRANSPORTATION--CARGO  2.6%
   3,627    Evergreen International
            Aviation, Inc., Term
            Loan...................... NR        NR           05/07/03            3,101,017
   3,431    OmniTrax Railroads, LLC,
            Term Loan................. NR        NR           05/13/05            3,421,930
   1,146    Roadway Corp., Term Loan.. Baa3      BBB          11/30/06            1,142,113
                                                                               ------------
                                                                                  7,665,060
                                                                               ------------
            TRANSPORTATION--PERSONAL  0.1%
     493    Motor Coach Industries,
            Inc., Term Loan........... B2        B            06/16/05              387,202
                                                                               ------------

            TRANSPORTATION--RAIL MANUFACTURING  0.1%
     788    RailWorks Corp., Term Loan
            (a)....................... NR        NR           11/13/04              295,576
                                                                               ------------

            UTILITIES  0.2%
     583    Southern California Edison
            Co., Term Loan............ Ba2       NR           03/01/03              582,604
                                                                               ------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  88.2%..........................    261,490,931
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                      VALUE

NOTES  2.1%
Dade Behring, Inc. ($887,175 par, 11.91% coupon, maturing
  10/03/10).................................................  $    931,534
Genesis Health Ventures, Inc. ($730,224 par, 6.38% coupon,
  maturing 04/02/07) (g)....................................       690,062
PCI Chemicals Canada, Inc. ($2,708,453 par, 10.00% coupon,
  maturing 12/31/08)........................................     1,882,375
Pioneer Cos., Inc. ($902,818 par, 4.90% coupon, maturing
  12/31/06) (g).............................................       618,430
Premcor Refining Group, Inc. ($2,000,000 par, 4.13% coupon,
  maturing 08/23/03) (g)....................................     1,985,000
                                                              ------------

TOTAL NOTES.................................................     6,107,401
                                                              ------------

EQUITIES  2.7%
Audio Visual Services Corp. (39,135 common shares) (c)
  (d).......................................................       410,917
Breed Technologies, Inc. (126,731 common shares) (c) (d)....             0
Dade Behring Holdings, Inc. (74,180 common shares) (c)......     1,372,330
Flextek Components, Inc. (Warrants for 758 common shares)
  (b) (c) (d) (j)...........................................             0
Genesis Health Ventures, Inc. (1,070 preferred shares) (c)
  (d).......................................................        90,415
Genesis Health Ventures, Inc. (91,986 common shares) (c)....     1,448,780
Imperial Home Decor Group, Inc. (886,572 common shares) (c)
  (d) (e)...................................................             0
Imperial Home Decor Realty, Inc. (886,572 common shares) (c)
  (d) (e)...................................................             0
Kindred Healthcare, Inc. (55,081 common shares) (c).........       935,275
Orius Corp. (388,353 common shares) (c) (d).................             0
Pioneer Cos., Inc. (175,147 common shares) (c) (d)..........       437,868
Rotech Healthcare, Inc. (36,040 common shares) (c)..........       585,650
Rotech Medical Corp. (3,604 common shares) (c)(d)...........             0
Safelite Glass Corp. (321,953 common shares) (c) (d)........     2,363,135
Safelite Realty (21,732 common shares) (c) (d)..............             0
Stellex Aerostructures, Inc. (33,390 common shares) (c)
  (d).......................................................       319,542
TeleSpectrum Worldwide, Inc. (11,618,775 common shares) (c)
  (d) (e)...................................................             0
TeleSpectrum Worldwide, Inc. (8,307 preferred shares) (c)
  (d) (e)...................................................             0
West American Rubber Co., LLC (6.35% ownership interest) (c)
  (d).......................................................             0
                                                              ------------

TOTAL EQUITIES..............................................     7,963,912
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  93.0%
  (Cost $333,153,680).......................................   275,562,244

REPURCHASE AGREEMENT  6.7%
State Street Bank & Trust Corp. ($19,800,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 01/31/03, to be sold on 02/03/03 at
  $19,801,947) (i)..........................................    19,800,000
                                                              ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                                                 VALUE
TOTAL INVESTMENTS  99.7%
  (Cost $352,953,680).......................................  $295,362,244

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.................       949,349
                                                              ------------

NET ASSETS  100.0%..........................................  $296,311,593
                                                              ============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Non-income producing security as this stock currently does not declare dividends.

(d) Restricted security.

(e) Affiliated company. See notes to Financial Statements.

(f) The borrower is in the process of restructuring or amending the terms of this loan.

(g) Variable rate security. Interest rate shown is that in effect at January 31, 2003.

(h) Fixed rate security.

(i) A portion of this security is segregated in connection with unfunded loan commitments

(j) This borrower is currently in liquidation.

(k) Payment-in-kind security.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $352,953,680).......................  $ 295,362,244
Cash........................................................        806,046
Receivables:
  Interest and Fees.........................................      1,417,786
  Investments Sold..........................................        895,673
  Fund Shares Sold..........................................        192,904
Other.......................................................          5,016
                                                              -------------
    Total Assets............................................    298,679,669
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      1,015,000
  Investment Advisory Fee...................................        238,105
  Income Distributions......................................        216,171
  Distributor and Affiliates................................        211,717
  Administrative Fee........................................         62,659
  Fund Shares Repurchased...................................             15
Accrued Expenses............................................        512,083
Trustees' Deferred Compensation and Retirement Plans........        112,326
                                                              -------------
    Total Liabilities.......................................      2,368,076
                                                              -------------
NET ASSETS..................................................  $ 296,311,593
                                                              =============
NET ASSET VALUE PER COMMON SHARE
  ($296,311,593 divided by 40,036,460 shares outstanding)...  $        7.40
                                                              =============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 40,036,460 shares issued and
  outstanding)..............................................  $     400,365
Paid in Surplus.............................................    559,118,754
Accumulated Undistributed Net Investment Income.............      1,420,187
Net Unrealized Depreciation.................................    (57,591,436)
Accumulated Net Realized Loss...............................   (207,036,277)
                                                              -------------
NET ASSETS..................................................  $ 296,311,593
                                                              =============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  9,086,248
Fees........................................................         5,478
Other.......................................................        47,856
                                                              ------------
    Total Income............................................     9,139,582
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,537,895
Administrative Fee..........................................       404,709
Service Fee.................................................       242,825
Tender......................................................       158,333
Legal.......................................................       154,579
Custody.....................................................        82,346
Trustees' Fees and Related Expenses.........................         5,151
Other.......................................................       279,774
                                                              ------------
    Total Expenses..........................................     2,865,612
    Less Credits Earned on Cash Balances....................           122
                                                              ------------
    Net Expenses............................................     2,865,490
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,274,092
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (9,721,010)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (52,271,920)
  End of the Period.........................................   (57,591,436)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (5,319,516)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(15,040,526)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (8,766,434)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      JANUARY 31, 2003    JULY 31, 2002
                                                      ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $  6,274,092      $  24,512,537
Net Realized Loss....................................     (9,721,010)       (62,941,572)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................     (5,319,516)        14,774,211
                                                        ------------      -------------
Change in Net Assets from Operations.................     (8,766,434)       (23,654,824)
                                                        ------------      -------------
Distributions from Net Investment Income.............     (7,344,795)       (24,104,523)
Return of Capital Distribution.......................            -0-           (550,178)
                                                        ------------      -------------
Total Distributions..................................     (7,344,795)       (24,654,701)
                                                        ------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (16,111,229)       (48,309,525)
                                                        ------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      2,490,474         10,147,660
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      3,556,152         12,246,877
Cost of Shares Repurchased...........................    (67,550,516)      (282,768,430)
                                                        ------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...    (61,503,890)      (260,373,893)
                                                        ------------      -------------
TOTAL DECREASE IN NET ASSETS.........................    (77,615,119)      (308,683,418)
NET ASSETS:
Beginning of the Period..............................    373,926,712        682,610,130
                                                        ------------      -------------
End of the Period (Including accumulated
  undistributed net investment income of $1,420,187
  and $2,490,890, respectively)......................   $296,311,593      $ 373,926,712
                                                        ============      =============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2003 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (8,766,434)
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    77,520,956
  Decrease in Interest and Fees Receivables.................       636,838
  Decrease in Receivable for Investments Sold...............     2,379,444
  Decrease in Other Assets..................................       175,107
  Decrease in Payable for Investments Purchased.............    (1,707,901)
  Decrease in Investment Advisory Fee Payable...............       (64,483)
  Decrease in Distributor and Affiliates Payable............      (170,575)
  Decrease in Administrative Fee Payable....................       (16,969)
  Decrease in Accrued Expenses..............................      (128,877)
  Decrease in Trustees' Deferred Compensation and Retirement
    Plans...................................................        (2,681)
                                                              ------------
    Total Adjustments.......................................    78,620,859
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    69,854,425
                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     2,376,783
Payments on Shares Repurchased..............................   (67,550,501)
Cash Dividends Paid.........................................    (3,874,661)
                                                              ------------
    Net Cash Used for Financing Activities..................   (69,048,379)
                                                              ------------
NET INCREASE IN CASH........................................       806,046
Cash at the Beginning of the Period.........................           -0-
                                                              ------------
CASH AT THE END OF THE PERIOD...............................  $    806,046
                                                              ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX                                              MARCH 27, 1998
                             MONTHS                                            (COMMENCEMENT
                             ENDED              YEAR ENDED JULY 31,            OF INVESTMENT
                            JAN. 31,   -------------------------------------   OPERATIONS) TO
                              2003      2002     2001      2000       1999     JULY 31, 1998
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $ 7.75    $ 8.49   $ 9.58   $  10.09   $  10.04       $10.00
                             ------    ------   ------   --------   --------       ------
  Net Investment Income...      .15       .41      .75        .72        .65          .21
  Net Realized and
    Unrealized
    Gain/Loss.............     (.33)     (.75)   (1.07)      (.50)       .04          .04
                             ------    ------   ------   --------   --------       ------
Total from Investment
  Operations..............     (.18)     (.34)    (.32)       .22        .69          .25
                             ------    ------   ------   --------   --------       ------
Less:
  Distributions from Net
    Investment Income.....      .17       .39      .74        .72        .64          .21
  Distributions from Net
    Realized Gain.........      -0-       -0-      .03        .01        -0-          -0-
  Return of Capital
    Distributions.........      -0-       .01      -0-        -0-        -0-          -0-
                             ------    ------   ------   --------   --------       ------
Total Distributions.......      .17       .40      .77        .73        .64          .21
                             ------    ------   ------   --------   --------       ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $ 7.40    $ 7.75   $ 8.49   $   9.58   $  10.09       $10.04
                             ======    ======   ======   ========   ========       ======

Total Return* (a).........   -2.31%**  -4.06%   -3.59%      2.27%      7.09%        2.52%**
Net Assets at End of the
  Period (In millions)....   $296.3    $373.9   $682.6   $1,457.6   $1,472.0       $411.4
Ratio of Expenses to
  Average Net Assets*.....    1.77%     1.67%    1.69%      1.64%      1.60%        1.70%
Ratio of Net Investment
  Income to Average Net
  Assets*.................    3.88%     5.05%    8.07%      7.37%      6.66%        6.33%
Portfolio Turnover (b)....      26%**     42%      25%        54%        23%           4%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A       N/A      N/A        N/A      1.61%        1.92%
Ratio of Net Investment
  Income to Average Net
  Assets..................      N/A       N/A      N/A        N/A      6.65%        6.11%

** Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

N/A = Not Applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable Senior Loan, note, or other fixed-income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $112,820,453 which will expire between July 31, 2009 and July 31, 2010.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $ 399,629,180
                                                                =============
Gross tax unrealized appreciation...........................    $     632,920
Gross tax unrealized depreciation...........................     (104,899,856)
                                                                -------------
Net tax unrealized depreciation on investments..............    $(104,266,936)
                                                                =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended July 31, 2002 was as follows:

                                                                   2002
Distributions paid from:
  Ordinary income...........................................    $24,104,523
  Long-term capital gain....................................            -0-
  Return of Capital.........................................        550,178
                                                                -----------
                                                                $24,654,701
                                                                ===========

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and losses recognized for book purposes, but not for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended January 31, 2003, the Fund's custody fee was reduced by $122 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Investments Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 2003, the Fund recognized expenses of approximately $84,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended January 31, 2003, the Fund recognized expenses of approximately $14,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended January 31, 2003, the Fund recognized expenses of approximately $122,300, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At January 31, 2003, Van Kampen owned 10,000 shares of the Fund.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                       INTEREST/
                                          REALIZED     DIVIDEND       VALUE
NAME                       PAR/SHARES*    GAIN/LOSS     INCOME       01/31/03        COST
Imperial Home Decor
  Group, Inc. --
  Term Loan..............  $2,462,700       $-0-        $81,192     $  110,822    $2,433,400
Imperial Home Decor
  Group, Inc. -- Common
  Shares.................     886,572        -0-            -0-            -0-       904,303
Imperial Home Decor
  Realty, Inc -- Common
  Shares.................     886,572        -0-            -0-            -0-           -0-
Telespectrum Worldwide,
  Inc. -- Term Loan......  $1,869,163        -0-         81,553      1,205,610     1,108,323
Telespectrum Worldwide,
  Inc. -- Common &
  Preferred Shares.......  11,627,082        -0-            -0-            -0-           -0-

*Shares were acquired through restructuring of senior loan interests.

3. CAPITAL TRANSACTIONS

At January 31, 2003 and July 31, 2002, paid in surplus aggregated $559,118,754 and $620,540,751, respectively.

    Transactions in common shares were as follows:

                                                       SIX MONTHS ENDED     YEAR ENDED
                                                       JANUARY 31, 2003    JULY 31, 2002
Beginning Shares.....................................     48,225,801         80,403,273
                                                          ----------        -----------
Shares Sold..........................................        332,817          1,252,529
Shares Issued Through Dividend Reinvestment..........        475,018          1,519,006
Shares Repurchased...................................     (8,997,176)       (34,949,007)
                                                          ----------        -----------
Net Change in Shares Outstanding.....................     (8,189,341)       (32,177,472)
                                                          ----------        -----------
Ending Shares........................................     40,036,460         48,225,801
                                                          ==========        ===========

    On November 25, 2002, the Trustees of Van Kampen Senior Floating Rate Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Prime Rate Income Trust ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class C Shares of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $75,974,408 and $137,677,186, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2003, 8,997,176 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the six months ended January 31, 2003, Van Kampen received early withdrawal charges of approximately $5,400 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain Senior Loan agreements, the Fund had unfunded loan commitments of approximately $1,339,600 as of January 31, 2003. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $400,000,000, which will terminate on November 7, 2003. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the six months ended January 31, 2003, the Fund recognized commitment fee expenses of approximately $20,600. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the Fund did not have any outstanding borrowings under this agreement.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At January 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Credit Suisse First Boston..................................   $1,146      $1,142

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of average daily net assets are accrued daily and paid quarterly. Included in the fees for the six months ended January 31, 2003, are payments retained by Van Kampen of approximately $5,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $233,700.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
259                                                            Member NASD/SIPC.
SFR SAR 3/03                                                    10135C03-AP-3/03